Income Tax Expense	12 Months Ended
Sep. 30, 2012
Income Tax Expense [Abstract]
Income Tax Expense

7. Income Tax Expense

Total income tax expense (benefit) for the years ended September 30, 2012, 2011 and 2010 was allocated to income tax expense from continuing operations.

The components of income before income taxes consisted of the following for the years ended September 30:

(Dollars in thousands)	2012	2011	2010
United States	$67,297	73,275	66,639
Foreign	4,387	3,683	3,026
Total income before income taxes	$71,684	76,958	69,665

The principal components of income tax expense (benefit) for the years ended September 30, 2012, 2011 and 2010 consist of:

(Dollars in thousands)	2012	2011	2010

Federal
Current	$16,868	15,708	17,585
Deferred	4,084	5,578	4,199
State and local:
Current	1,659	2,218	2,193
Deferred	531	580	230
Foreign:
Current	1,897	3,104	1,130
Deferred	(234)	(2,731)	(518)

Total	$24,805	24,457	24,819

The actual income tax expense (benefit) for the years ended September 30, 2012, 2011 and 2010 differs from the expected tax expense for those years (computed by applying the U.S. Federal corporate statutory rate) as follows:

	2012	2011	2010

Federal corporate statutory rate	35.0%	35.0%	35.0%
State and local, net of Federal benefits	3.3	3.6	3.1
Foreign	0.1	(2.2)	(1.5)
Research credit	(0.4)	(2.0)	0.3
Domestic production deduction	(2.4)	(2.5)	(1.9)
Change in uncertain tax positions	(2.6)	(0.5)	0.1
Purchase accounting adjustment	0.7	—	—
Other, net	0.9	0.4	0.5

Effective income tax rate	34.6%	31.8%	35.6%

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities at September 30, 2012, and 2011 are presented below.

(Dollars in thousands)	2012	2011

Deferred tax assets:
Inventories, long-term contract accounting,
contract cost reserves and other	$7,819	6,029
Pension and other postretirement benefits	13,437	11,341
Net operating loss carryforward—domestic	562	687
Net operating loss carryforward—foreign	3,841	3,419
Capital loss carryforward	240	240
Other compensation-related costs
and other cost accruals	17,589	17,316
State credit carryforward	997	1,240

Total deferred tax assets	44,485	40,272
Deferred tax liabilities:
Plant and equipment, depreciation methods,
acquisition asset allocations, and other	(109,905)	(104,082)

Net deferred tax liabilities before
valuation allowance	(65,420)	(63,810)
Less valuation allowance	(942)	(873)

Net deferred tax liabilities	$(66,362)	(64,683)

The Company has a foreign net operating loss carryforward of $12.5 million at September 30, 2012, which reflects tax loss carryforwards in Brazil, Germany and the United Kingdom. These losses have no expiration date. The Company also has net state research and other credit carryforwards of $1 million of which $0.6 million expires between 2022 and 2027. The remaining $0.4 million does not have an expiration date.

At September 30, 2012, the Company has established a valuation allowance of $0.2 million against the capital loss carryforward generated in 2008, as such loss carryforward may not be realized in future periods. In addition, the Company has established a valuation allowance against certain net operating loss (NOL) carryforwards in foreign jurisdictions which may not be realized in future periods. The valuation allowance established against the foreign NOL carryforwards was $0.7 million at September 30, 2012, and 2011, respectively. The Company classifies its valuation allowance related to deferred taxes on a pro rata basis.

The Company's foreign subsidiaries have accumulated unremitted earnings of $34 million and cash of $20.9 million at September 30, 2012. No deferred taxes have been provided on the accumulated unremitted earnings because these funds are not needed to meet the liquidity requirements of the Company's U.S. operations and it is the Company's intention to reinvest these earnings indefinitely. In the event these foreign entities' earnings were distributed, it is estimated that U.S. taxes, net of available foreign tax credits, of approximately $5.6 million would be due, which would correspondingly reduce the Company's net earnings. No significant portion of the Company's foreign subsidiaries' earnings was taxed at a very low tax rate.

As of September 30, 2012, the Company had $1.8 million of unrecognized benefits (see table below), which, net of Federal benefit, if recognized, would affect the Company's effective tax rate.

A reconciliation of the Company's unrecognized tax benefits for the years ended September 30, 2012, and 2011 is presented in the table below:

(Dollars in millions)	2012	2011

Balance as of October 1,	$3.6	3.2
Increases related to prior year tax positions	—	0.7
Decreases related to prior year tax positions	(0.3)	—
Increases related to current year tax positions	0.1	0.2
Lapse of statute of limitations	(1.6)	(0.5)

Balance as of September 30,	$1.8	3.6

The Company anticipates a $0.2 million reduction in the amount of unrecognized tax benefits in the next 12 months as a result of a lapse of the applicable statute of limitations. The Company's policy is to include interest related to unrecognized tax benefits in income tax expense and penalties in operating expense. As of September 30, 2012, 2011 and 2010, the Company had accrued interest related to uncertain tax positions of $0.1 million, $0.2 million and $0.1 million, respectively, net of Federal income tax benefit, on its Consolidated Balance Sheet. No significant penalties have been accrued.

The principal jurisdictions for which the Company files income tax returns are U.S. Federal and the various city, state, and international locations where the Company has operations. The U.S. Federal tax years for the periods ended September 30, 2009, and forward remain subject to income tax examination. Various state tax years for the periods ended September 30, 2008, and forward remain subject to income tax examinations. The Company is subject to income tax in many jurisdictions outside the United States, none of which is individually material to the Company's financial position, statements of cash flows, or results of operations.